EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)
    In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2024 (the "Report") of New Mountain Guardian IV BDC, L.L.C. (the "Registrant"), as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Kris Corbett, the Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ KRIS CORBETT
Name:	Kris Corbett
Date:	November 13, 2024